UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 15, 2025

MARWYNN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-42554	99-1867981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 Chrysler Unit C Irvine,CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-706-9966

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Symbol(s) on which registered	Trading	Name of each exchange
Common Stock, par value $0.001 per share	MWYN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 15, 2025, Marwynn Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders at 10:00 a.m., local time, at the offices of the Company, located at 12 Chrysler Unit C, Irvine, CA 92618. As of the record date of October 27, 2025, there were 17,054,004 shares of the Company’s common stock, $0.001 par value (the “Common Stock”), and 135,000 shares of preferred stock, designated as “Series A Super Voting Preferred Stock,” issued, outstanding and entitled to vote. Of this amount, 12,403,377 shares of Common Stock, representing approximately 72.73 % of the total number of shares of Common Stock entitled to vote, and 135,000 shares of Series A Super Voting Preferred Stock, representing 100% of the total number of shares of Series A Super Voting Preferred Stock entitled to vote, were represented in person or by proxy, constituting a quorum.  Each share of Common Stock is entitled to one (1) vote and each share of Series A Super Voting Preferred Stock is entitled to one thousand (1,000) votes on any matter on which action of the stockholders of the corporation is sought. The Series A Super Voting Preferred Stock voted together with the Common Stock as per the Company’s current effective articles of incorporations and bylaws.

Set forth below are the voting results from the proposals presented for a stockholder vote at such meeting, each of which received a sufficient number of votes to pass.

1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office:

	FOR	WITHHELD	BROKER NON-VOTE
Yin Yan	147,469,493	3,621	156,651
Shengnan Xu	147,469,493	3,621	156,651
Eric Newlan	147,469,644	3,470	156,651
Dandan Wang	147,469,644	3,470	156,651
Dvisha Patel	147,469,642	3,472	156,651

2.	To ratify the appointment of Golden Eagle CPAs LLC as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026:

FOR	AGAINST	ABSTAIN
147,628,165	1,600	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marwynn Holdings, Inc.

	By:	/s/ Yin Yan
	Name:	Yin Yan
Date: December 17, 2025	Title:	Chief Executive Officer and Chairperson

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